Exhibit 99.1

Partnering for Growth

RGA Investor Day 2013

Reinsurance Group of America, Incorporated | Thursday, May 23, 2013

RGA: A Leader in Life Reinsurance

Reinsurance Group of America, Incorporated® (NYSE: RGA) is one of the largest life reinsurers in the world, with approximately $2.9 trillion of life reinsurance in force and assets in excess of $40 billion.

From our beginnings in 1973 through 40 years of steady global expansion, RGA has grown to become one of the world's largest and most highly respected reinsurers, recognized for our superior risk management and innovative solutions. RGA reinsures one of the largest in-force blocks in the life insurance industry, and has built an extensive database of mortality information. This knowledge forms the basis for RGA's continued leadership in facultative underwriting and competitive pricing of risks.

Our teams of actuarial and underwriting professionals draw upon historical data and experience, developing expert solutions that help our clients prosper and grow. RGA shares our expertise with clients in multiple ways:

- Superior understanding of mortality and morbidity risks, built on RGA's extensive database
- World-class facultative underwriting, specializing in large cases and substandard risks, enabling insurers to write more policies
- Shared medical underwriting knowledge, developed from leading-edge research and experience
- Expert claims handling to reduce costs
- Innovative product development to support business growth
- Competitive pricing to transfer mortality risk and reduce capital requirements
- Benchmarking studies and seminars that build and leverage market intelligence
- Capital-motivated reinsurance to help insurers meet financial objectives and manage capital more efficiently
- E-underwriting and e-commerce solutions that enable rapid, reliable decisions and streamline processes
- Training programs and seminars that provide clients access to RGA's global team of industry experts

Clients appreciate that RGA listens and continually strives to bring fresh approaches and innovative ideas to help them meet challenges and achieve success.

RGA Core Products and Services

- Individual life and health reinsurance
- Group life reinsurance
- Living benefits (critical illness, longevity, health, and long-term care) reinsurance
- Financial reinsurance
- Annuity reinsurance
- Facultative and electronic underwriting
- Risk management
- Product development

RGA 40th ANNIVERSARY

Partnering for Growth 2

Global Presence

RGA achieves superior stability through geographic operational diversity and a strategic mix of products and services.

Allocation of 2012 net premiums1:

55%

33%

12%

derived from

derived from

derived from

U.S. operations

International operations

Canada

Worldwide Operations

RGA serves clients around the world from operations in 25 countries:

• Australia • Ireland • South Africa

• Barbados • Italy • South Korea

• Bermuda • Japan • Spain

• Canada • Malaysia • Taiwan

• China • Mexico • United Arab Emirates

• France • Netherlands • United Kingdom

• Germany • New Zealand • United States

• Hong Kong • Poland

• India • Singapore

1Excludes Corporate and Other segment

Partnering for Growth 3

WRatings

Financial Strength Ratings

A+ Superior

A.M. Best Company

RGA Reinsurance Company A1 Good

RGA’s principal operating subsidiary in the United States Moody’s Investors Service

AA- Very Strong

Standard & Poor’s Insurance Rating Service

A+ Superior

RGA Life Reinsurance Company of Canada A.M. Best Company

RGA’s Canadian operating subsidiary AA- Very Strong

Standard & Poor’s Insurance Rating Service

RGA Reinsurance Company of Australia Limited AA- Very Strong

(RGA’s Australian operating subsidiary) Standard & Poor’s Insurance Rating Service

RGA International Reinsurance Company Limited AA- Very Strong

Based in Ireland, supports business operations outside North America Standard & Poor’s Insurance Rating Service

RGA Global Reinsurance Company, Ltd. AA- Very Strong

Based in Bermuda, supports business operations outside North America Standard & Poor’s Insurance Rating Service

Senior Debt Ratings: Reinsurance Group of America, Incorporated

A.M. Best Company a- (Strong)

Moody’s Investors Service Baa1 (Medium)

Standard & Poor’s Insurance Rating Service A- (Strong)

Partnering for Growth 4

Recent Awards and Recognitions

RGA continues to lead industry rankings in terms of client satisfaction and reputation.
Recent awards and recognitions acknowledged during 2012 and 2013 include:

2013 Flaspöhler Cedant Survey

Best Overall Life Reinsurer

RGA was rated "Best Overall Life Reinsurer" in the *2013 Flaspöhler Survey™ (Direct Writers Evaluate Reinsurers/ Life N. A.)* by cedants. This is the fifth consecutive time RGA has been rated best overall in this biennial survey.

NMG Consulting Studies

#1 in Business Capability Index

In 2012 NMG Consulting studies, RGA was ranked #1 globally, and in national and regional studies in the Asia, Canada, Europe, India, Italy, Japan, Malaysia, Mexico, Singapore, South Africa, Taiwan, U.K. & Ireland, and U.S. (individual mortality) markets, on NMG's Business Capability Index, measured in feedback from insurance executives across more than 700 companies and 40 countries.

2012 Australian Insurance Industry Awards

Reinsurance Company of the Year

RGA was named "Reinsurance Company of the Year" in the 2012 Australian Insurance Industry Awards. The judges were impressed by RGA Australia's market knowledge and thought leadership, demonstrated through initiatives that benefited the industry.

2012 Asia Insurance Industry Awards

Life Reinsurer of the Year

RGA was named "Life Reinsurer of the Year" in the 2012 Asia Insurance Industry Awards. A distinguished panel of judges recognized RGA for "leveraging its global expertise and local insights to design tailored products and develop advanced underwriting frameworks to support clients."

Best's Review Recognizes RGA Innovation

Innovation Showcase

RGA Reinsurance Company was recognized for its Motor Vehicles Records Study in the Innovation Showcase, published in the January 2013 issue of *Best's Review* magazine. The Innovation Showcase is a forum for recognizing forward thinking among insurance organizations.

RGA 40th ANNIVERSARY
Partnering for Growth 5

A. Greig Woodring FSA

President and Chief Executive Officer

Greig Woodring is President and Chief Executive Officer, and a director of Reinsurance Group of America, Incorporated. Prior to becoming President, Greig served as Executive Vice President of General American Life Insurance Company (now GenAmerica Financial L.L.C.), in charge of all reinsurance business.

Greig joined General American in 1979 as an actuary, and assumed responsibility for General American's reinsurance business in 1986. Prior to joining General American, he was an actuary at United Insurance Company in Chicago, Illinois.

Greig's leadership and experience have been pivotal in helping to make RGA one of the world's leading life reinsurance companies, with approximately $2.9 trillion of life reinsurance in force.

Greig is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries. He received a Bachelor of Science degree in Mathematics from the University of Michigan, a Master of Science in Mathematics from the University of Illinois and an M.B.A. from Washington University in St. Louis. He serves as a director and officer of many RGA subsidiaries.



Jack B. Lay

Senior Executive Vice President and Chief Financial Officer

Jack Lay, Senior Executive Vice President and Chief Financial Officer of Reinsurance Group of America, Incorporated, is responsible for RGA's financial and capital management as well as for its financial reporting functions. These functions include oversight of enterprise financial management and controls, including: long-term corporate planning; capital market issuances by the company; development and submission of all filings required by the Securities and Exchange Commission and other regulatory bodies; and communication of corporate and financial information to the rating and investment communities.

Prior to joining RGA in 1994, Jack spent three years with General American Life Insurance Company. Before that, Jack was a partner in the financial institutions practice of KPMG, in its St. Louis office.

Jack received a Bachelor of Science in Business Administration (B.S.B.A.) degree from the University of Missouri - Columbia.

RGA 40th ANNIVERSARY

Partnering for Growth 6

John P. Laughlin
Executive Vice President
Global Financial Solutions

President
RGA Financial Group, L.L.C.

John P. Laughlin is Executive Vice President of Global Financial Solutions (GFS), a unit of RGA Reinsurance Company, and President of RGA Financial Group, L.L.C., a subsidiary of Reinsurance Group of America, Incorporated.

The GFS unit is responsible for all of RGA's financial reinsurance, asset-intensive reinsurance and bulk longevity business worldwide. GFS works closely with RGA offices around the world to create customized reinsurance solutions for annuities and other interest-sensitive products, and to support client capital needs for life, health and annuity products.

John came to RGA in 1995 when the company acquired the joint venture that ultimately became RGA Financial Group, L.L.C. RGA Financial, the unit where RGA's broker-generated business is also housed, became a full subsidiary of RGA Reinsurance Company in 2000.

He began his insurance career with Liberty Financial Management. In 1979, he joined ITT Financial Corporation, and in 1983 began developing its financial reinsurance market. By 1985, ITT Financial was the largest provider of financial reinsurance in the U.S.

John received his Bachelor of Science (B.S.) degree in Business Administration and Accounting from the University of Missouri - Columbia, and his Master of Science (M.S.) degree in Finance from Saint Louis University.



Alain P. Néemeh CPA, CA
President and Chief Executive Officer
RGA Life Reinsurance Company of Canada

Executive Vice President, Australia and Canada

Alain Néemeh is Executive Vice President, Australia and Canada, Reinsurance Group of America, Incorporated (RGA), and President and Chief Executive Officer of RGA Life Reinsurance Company of Canada (RGA Canada), a wholly-owned subsidiary of RGA.

Alain joined RGA Canada in 1997, with initial responsibility for the finance area. He became RGA Canada's Chief Financial Officer in 1998; in 2001 its Executive Vice President, Operations and Chief Financial Officer; and in 2006, President and Chief Executive Officer.

He came to RGA Canada after eight years at KPMG where, as a Senior Manager, he oversaw the delivery of audit and other services to a variety of clients in the financial services, manufacturing, and retail sectors.

Alain received his Bachelor of Commerce (B.Comm.) degree with a concentration in Accountancy from McGill University in Montreal. He is a member of the Ordre des Comptables Professionnels Agréés du Québec, and is a past chairman of the Board of Directors of the Canadian Life and Health Insurance Association (CLHIA), an industry association counting 99% of Canada's life and health insurance companies as members.

RGA
Partnering for Growth 7

Anna Manning FSA, FCIA

Executive Vice President
Head of U.S. Markets

Anna Manning, Executive Vice President and Head of U.S. Markets for Reinsurance Group of America, Incorporated, is responsible for all operations within the United States, including business development, pricing, underwriting, medical, claim, and operations. Until January 2011, Anna was Executive Vice President and Chief Operating Officer for RGA International Corporation, overseeing international operational functions, including pricing, underwriting, claims and administration.

Anna joined RGA in 2007 as Vice President and Actuary, Traditional Products. Prior to her arrival, she was a senior consultant in the Toronto office of Towers Perrin's Tillinghast insurance consulting practice. Through her nearly two decades with Tillinghast, she provided consulting services to insurance companies in the areas of mergers and acquisitions, financial reporting, product development, and value-added performance measurements.

Before joining Tillinghast, Anna was with Manulife Financial, where she was responsible for overseeing the pricing of the company's U.S. individual annuity business.

Anna is a Fellow of the Society of Actuaries (FSA) and of the Canadian Institute of Actuaries (FCIA). She received a Bachelor of Science (B.Sc.) degree in Actuarial Science from the University of Toronto.



Allan E. O'Bryant

Executive Vice President
Head of International Markets and Operations

Allan E. O'Bryant is Executive Vice President and Head of International Markets and Operations for Reinsurance Group of America, Incorporated.

Prior to joining RGA in 2010, Allan was President and Chief Executive Officer of Yunzei Capital, L.L.C., a private equity firm based in both Seattle and Tokyo. He also served as a Senior Advisor to Lehman Brothers Inc. in Tokyo. Before then, he served as President of Aflac International Inc., Deputy Chief Financial Officer of Aflac, Inc., and Chairman and Chief Executive Officer of several of Aflac's international subsidiaries. Earlier in his career, he filled a variety of roles with KPMG Peat Marwick, and was a professor of Accounting and Finance at Sophia University in Tokyo.

Allan received a Masters of Accountancy degree from the Marriott School of Management, Brigham Young University, and a Bachelor of Science (B.S.) degree in Accounting, also from Brigham Young University.

He is Emeritus Chairman of the Board of Directors and a member of the Board of Trustees for the American School in Japan, and is also a member of the board of directors for both Novinium Inc. and Access Technology Solutions Inc.

He also sits on, or is a member of: the Program on International Financial Systems at Harvard Law School; the President's Leadership Council at Brigham Young University; the National Advisory Council of the Marriott School at Brigham Young University; the American Chamber of Commerce in Japan; and the American Institute of Certified Public Accountants.

Partnering for Growth 8

John Hayden flmi, cpa

Senior Vice President

Controller and Investor Relations

John Hayden is Senior Vice President, Controller of Reinsurance Group of America, Incorporated and of various operating subsidiaries. His responsibilities include ensuring corporate compliance with Securities and Exchange Commission reporting requirements, RGA’s investor relations function and rating agency relationships, and several accounting functions.

Prior to joining RGA in 2000, John served as Director, Special Projects at General American Life Insurance Company. He began his career at KPMG Peat Marwick in 1989, primarily performing audit services for insurance companies.

JohnisaCertifiedPublicAccountantandaFellowoftheLife

Management Institute. He received a Bachelor of Science degree in Business Administration with an emphasis in accounting from the University of Missouri—St. Louis.

Partnering for Growth 9

Partnering for Growth

John Hayden

Senior Vice President, Controller and Investor Relations

Reinsurance Group of America, Incorporated | Thursday, May 23, 2013

Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the earnings, revenues, income or loss, future financial performance and growth potential of Reinsurance Group of America, Incorporated and its subsidiaries (which we refer to in the following paragraphs as “we,” “us” or “our”). The words “intend,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “should,” “believe,” and other similar expressions also are intended to identify forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on our liquidity, access to capital, and cost of capital, (2) the impairment of other financial institutions and its effect on our business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to our collateral arrangements, (4) the fact that the determination of allowances and impairments taken on our investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation, or claims experience, (6) changes in our financial strength and credit ratings and the effect of such changes on our future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in our current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of our investment securities or result in the impairment of all or a portion of the value of certain of our investment securities, (11) market or economic conditions that adversely affect our ability to make timely sales of investment securities, (12) risks inherent in our risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and realestate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources, and accurate information relating to settlements, awards, andterminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which we operate, including ongoing uncertainties regarding the amount of United States sovereign debt and the credit ratings thereof, (17) competitive factors and competitors’ responses to our initiatives, (18) the success of our clients, (19) successful execution of our entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) our ability to successfully integrate and operate reinsurance business that we acquire, (22) action by regulators who have authority over our reinsurance operations in the jurisdictions in which we operate, (23) our dependence on third parties, including those insurance companies and reinsurers to which we cede some reinsurance, third-party investment managers, and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics, or pandemics anywhere in the world where we or our clients do business, (25) changes in laws, regulations, and accounting standards applicable to us, our subsidiaries, or our business, (26) the effect of our status as an insurance holding company and regulatory restrictions on our ability to pay principal and interest on our debt obligations, and (27) other risks and uncertainties described in this document and in our other filings with the Securities and Exchange Commission.

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission. These forward-looking statements speak only as of the date on which they are made. We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future. We qualify all of our forward-looking statements by these cautionary statements. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to review the risk factors in our most recent Form 10-K.

Partnering for Growth 2

Capital Allocation

Effective in 1Q 2006, the Company changed its capital allocation methodology from a regulatory -based approach to an economic-based approach. To enhance comparability, all prior period segment results in this presentation have been adjusted to reflect the new methodology. This change in capital allocation does not affect the Company ’s reported consolidated financial results.

Non-GAAP Measures

RGA uses a non-GAAP financial measure called “operating income” as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations because that measure excludes the effect of net realized capital gains and losses, changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items tend to be highly variable primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of our underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, which management believes is not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income.

Additionally, the Company evaluates its stockholder equity position excluding the impact of “Other Comprehensive Income”. This is also considered a non-GAAP measure. The Company believes it is important to evaluate its stockholders’ equity position to exclude the effect of Other Comprehensive Income since the net unrealized gains or losses included in Other Comprehensive Income primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Reconciliations of non-GAAP measures to the nearest GAAP measures are provided at the end of this presentation.

Partnering for Growth 3

Agenda

Opening Remarks John Hayden, Senior Vice President, Controller and Investor Relations

Overview A. Greig Woodring, President, Chief Executive Officer, and Director

Global Financial Solutions John P. Laughlin, Executive Vice President, Global Financial Solutions

Canada & Australia Alain P. Néemeh, President and Chief Executive Officer, RGA Life Reinsurance Company of

Canada; Executive Vice President, Australia and Canada

U.S. Traditional Markets Anna Manning, Executive Vice President and Head of U.S. Markets

20-Minute Break

International Markets Allan E. O’Bryant, Executive Vice President and Head of International Markets and Operations

Financial Overview Jack B. Lay, Senior Executive Vice President and Chief Financial Officer

Closing Remarks A. Greig Woodring, President, Chief Executive Officer, and Director

Q&A Session

Partnering for Growth 4

RGA 2013 Investor Day

A. Greig Woodring

President and Chief Executive Officer

Reinsurance Group of America, Incorporated | Thursday, May 23, 2013

RGA – A Long Track Record of Success

Book Value Per Share (ex-AOCI)1

$70 $64.95

$60 $57.25

$52.80

$50 $45.86

$40.36 $41.01

$40 $36.59

$34.06

$31.08

$30 $27.73

$22.63

$20

$10

$0

4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12

1Book value excludes other comprehensive income. Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Continuous increase in value

Investor Day 2

Some Things Have Changed…

??Slow growth in our largest business, the U.S. mortality market ??Investment income headwinds ??Growth in non-mortality product lines

??Approximately one-third of 2012 pre-tax operating earnings derived from annuities, financial reinsurance, longevity risk and long-term care

??Overall growth still at attractive levels

??2012 premiums up 8%, operating income up 6% ??Intermediate growth expected to be 5%—8% per year

??Significant growth opportunities in Asia and Europe

Investor Day 3

Performance Overview

% of Total Pre-tax

5-year Avg. 2 Intermediate Segment Operating 2012 ROEC

ROEC2 Growth Outlook

Income1

U.S. 66% 13% 14% Moderate Canada 21% 21% 21% High Asia Pacific 5% 16% 25%3 High

Europe and

8% 10% 7% High South Africa

Total RGA4 13% ROE 12% ROE 11%—12% ROE

1 Excludes Corporate segment. Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

2 Return on Economic Capital (internal company model).

3 Excludes Australia.

4 Operating return on equity. Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Investor Day 4

Key Messages

Increasing flexibility with respect to capital deployment coming from generation of redundant capital

Well-positioned in our chosen markets

Global build-out virtually complete

Poised to leverage operations and capitalize on growth opportunities

Part of the “solution set” for life companies looking to realign around core businesses

In-force blocks

Financial reinsurance

Investor Day 5

Overview of Businesses

U.S. Traditional Europe and South Africa

Market leader, premier reinsurer Predominantly driven by U.K. operations

Predictable, long-term, substantial profits Diversification enabling stable growth

Facultative leadership Strengthening presence in continental Europe

Successful product line expansion

Canada Asia

Sustained market leader Recognized leader in Asian markets

Substantial value embedded in in-force Opportunities in key markets to increase

Relatively low lapse rates reinsurance penetration from low levels

Diversification supports solid growth Innovative product development

Australia Global Financial Solutions

Historically solid earnings contributor Strong and growing demand for asset

Currently a turnaround effort intensive products

Industry issues have contributed to recent High-return financial reinsurance business poor results thriving

Longevity demand exceeds supply

Investor Day 6

Global Acquisitions

Overview

Launched in 2011, with objective to deploy capital in attractive, closed-block opportunities

Significant opportunities exist in numerous markets that RGA already serves Natural extension of RGA’s strengths and capabilities Considerable variation in competitive offerings by market Building our reputation as a creative, fair and reliable partner for in-force transactions

Investor Day 7

Global Acquisitions

Results to Date

Five in-force opportunities won since 2011 ??Over $500 million of GAAP capital deployed

$67 million of pre-tax operating income contribution in 2012 (annualized impact of $82 million)

RGA’s existing relationships and brand opening the door to considerable opportunities

Evaluated approximately 70 opportunities in 2011, 90 in 2012 ??Actively pursued around 20 in 2011, 25 in 2012

Each opportunity unique, with different solutions delivered to RGA clients leveraging different RGA teams

Investor Day 8

Global Acquisitions

Looking Forward

Continuing to expand select capabilities

U.S. and Europe most attractive, with occasional opportunities in other markets ??Strong pipeline continues, with material diversity of sellers, markets, block sizes and product types

Future opportunities challenging to predict due to uncertainty of environment

Investor Day 9

Looking at 2013

Building on a solid first quarter

Full year of large fixed annuity block acquired in 2012

Australia improvement

Capital deployment

Investor Day 10

Global Financial Solutions

John Laughlin

Executive Vice President, Global Financial Solutions

Reinsurance Group of America, Incorporated | Thursday, May 23, 2013

Global Financial Solutions

Lines of Business Objectives

Financial Reinsurance Provide tailored capital and

Asset Intensive Reinsurance risk solutions to clients

Longevity Reinsurance Generate high-return

business

Provide diversified income

streams

Leverage expertise across

global markets

Global capital and risk solutions

Global Financial Solutions 2

Financial Reinsurance

Strengths

Pioneers in this business Strong analytical, regulatory, structuring expertise Large client base; long-term, established client relationships Industry credibility with clients and regulators Global expansion allows further financial reinsurance growth

Results

Steady growth in operating income

Successful expansion into international markets

Pre-tax Operating Income1

($ Millions)

$100

$90

$80

$70

$60

$50

$40

$30

$20

$10 Actual Projection

$0

2008 2009 2010 2011 2012—2015

Fin Re U.S. Fin Re International

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Superior strengths lead to outstanding results

Global Financial Solutions 3

Financial Reinsurance – Summary

Current State Strategies Expected Results

Established expertise Expand strategic 8%—14% intermediate-

Leading presence in accounts in developed term growth in operating

U.S. and Japan markets: U.S., Japan and income

Canada

Pressure on efficient Continued expansion in

capital management ?Health & Group international markets

XXX/AXXX

Deploy RGA-developed

expertise in targeted

markets: U.K., Germany,

France and Taiwan

Global Financial Solutions 4

Asset Intensive Reinsurance

Characteristics

Doesn’t require distribution force or substantial

fixed administration expenses

Provides diversification to large mortality base

Defined appetite for amount of business allows

selective participation in best opportunities

Valuable review partner to clients

Flexibility as products/markets/economic factors

change

Optimally positioned to deliver profitable growth

Global Financial Solutions 5

Asset Intensive Reinsurance

Strengths

Clients like RGA’s stability

and credit quality

Long history of client

contacts and relationships

Analytical, investment and

risk management expertise

Well-positioned to support

broad range of products

and risks

Capital

Expertise

Risk management

($ Millions) Pre-tax Operating Income1

$200

$180

$160

$140

$120

$100

$80

$60

$40 Actual Projection

$20

$0

2008 2009 2010 2011 2012—2015

Other FA/BOLI VA EIA

($ Billions) Account Value Reinsured

$25

$20

$15

$10

$5

Actual Projection

$0

2008 2009 2010 2011 2012—2015

Other FA/BOLI VA EIA

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Global Financial Solutions 6

Asset Intensive Reinsurance

Estimated Interest Rate and Equity Impacts on Pre-tax Operating Income

Interest Rates

($ Millions) +50bps -50bps

$15

$10 3.2

$5 8.4

$0

-$5 -11.1

-$10

-2.6

-$15

-$20

Fixed Indexed Annuity Fixed Annuity/Other

Equity Movements

($ Millions) 10% -10%

$20

$15

$10

$5 6.3

$0 1.7

-1.7

-$5 -7.0

-$10

-$15

-$20

VA Fixed Indexed Annuity

Manageable interest rate and equity sensitivities

Global Financial Solutions 7

Asset Intensive Reinsurance – Summary

Current State Strategies Expected Results

Established business Reinsure products in 10%—15% intermediate-

in U.S. favorable environments term growth in operating

Strong pricing and risk Target well-designed income

management skills products from quality Balanced portfolio of

Ability to review and direct writers income and risks

support all investment Expand in established

products markets: U.S. and Japan

Deploy resources into

new markets: U.K.,

Germany, France and

Hong Kong

Global Financial Solutions 8

Longevity

Strengths

Hedge to large mortality position ??Analytical and risk management expertise Strong client contacts Demand for reinsurance exceeds supply ??Defined appetite for amount of business in each market

Results

Significant, diversified income stream Primarily U.K. to date

($ Millions) Pre-tax Operating Income1

$50

$45

$40

$35

$30

$25

$20

$15

$10

$5 Actual Projection

$0

2008 2009 2010 2011 2012—2015

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Global Financial Solutions 9

Longevity – Summary

Current State Strategies Expected Results

Relatively new line of Expansion into 10%—15% intermediate-

business targeted markets: term growth in operating

Solid expertise U.S. and Netherlands income

Strong current and Continued production,

projected demand profits in established

markets

Organic profits on

in-force business Combine with Asset

Intensive solutions

Global Financial Solutions 10

Keys to Success

Experience Risk Managemen Brand

Seasoned group Strong analytical Strong RGA history,

dedicated to line of and structuring rating and capital

business; innovation expertise;

across markets conservative

approach to risk

assessment

We Deliver

Consistent growth in profits High-return business Industry credibility with clients and regulators Longest client relationships Financial Reinsurance: 19 years Asset Intensive: 15 years

Global Financial Solutions 11

Canada

Alain P. Néemeh

President and Chief Executive Officer, RGA Life Reinsurance Company of Canada; Executive Vice President, Australia and Canada

Reinsurance Group of America, Incorporated | Thursday, May 23, 2013

Overview

Key Messages

Solid growth and

profitability

Substantial value

embedded in the in-force

Maintaining market

leadership

Diversifying to maintain

growth trajectory

Leveraging global

expertise

($ Millions) Pre-tax Operating Income1

$250

$200

$150

$100

$50

Actual Projection

$0

2008 2009 2010 2011 2012 … 2015

Individual Life Group Creditor Group Life and Health Individual Living Benefits Longevity

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Canada 2

Canadian Individual Life Market

($CAD Billions)

$250 40%

34.9% 34.4%

33.1% 33.1% 35%

32.1%

$200

30%

Sales

Life $150 25% Share

20%

Individual $100 15% Market

77.0% 70.3%

74.0% 71.3% RGA

65.3% 10%

Ordinary $50

5%

$0 0%

2008 2009 2010 2011 20121

Amount reinsured Amount retained RGA market share

Source: Munich American/Society of Actuaries Reinsurance Surveys 12012 Individual Sales Estimate per CLHIA

Canada 3

Canadian Net Premiums

($ Millions) Net Premiums

$1,400

$1,200

$1,000

$800

$600

$400

$200

Actual Projection

$0

2008 2009 2010 2011 2012 … 2015

Individual Life Group Creditor Group Life and Health Individual Living Benefits Longevity

Canada 4

Canadian Individual Life

#1 in the NMG Survey for fourth consecutive time

#1 in new business for sixth consecutive year, with one-third market share

Strong, multilevel client relationships

Facultative underwriting leader

Significant value embedded in the in-force

Canada 5

Value Embedded in Canadian Life In-force

Actuarial Liabilities – U.S. GAAP vs. Best Estimate

($ Millions)(In-force as of December 31, 2012)

$6,000

$5,000

Considerable

projected future

$4,000 value

$3,000

US GAAP liabilities

Best estimate liabilities

$2,000

$1,000

$0

Canada 6

Diversification

Recognized industry experts for group and living benefits: #1 in NMG Survey

Leverage global experience

Disrupted Group Life and Health status quo – more treaties now split; more companies coming to market

Currently have one-third of the new Critical Illness reinsurance business (face amount)

Longevity

Increasing interest from both pension plans and insurance companies

Executed Canada’s only longevity reinsurance transaction

Opportunistic transactions responding to regulatory and capital changes

Canada 7

Summary

Expected growth rates of 7%—9% premium; 10%—12% earnings

Substantial value embedded in the in-force

Strategic and disciplined diversification

Recognized leader across all product lines with strong client relationships at all levels Facultative underwriting leader

Canada 8

Australia and New Zealand

Alain P. Néemeh

President and Chief Executive Officer, RGA Life Reinsurance Company of Canada;

Executive Vice President, Australia and Canada

Reinsurance Group of America, Incorporated | Thursday, May 23, 2013

Overview

Key Messages

Poor financial results in 2011 and 2012

Reserve releases and strengthening have affected results

Repricing initiative underway

New business discipline at expense of revenue growth Investing in infrastructure to better manage results

Modest profitability in 2013

Pre-tax Operating Income1

($ Millions)

$60 $50 $40 $30 $20 $10 $0

-$10

-$20

-$30

Actual Projection

2008 2009 2010 2011 2012 … 2015

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Australia and New Zealand 2

Net Premiums by Product Line

Net Premiums

($ Millions)

$1,000 $900 $800 $700 $600 $500 $400 $300 $200 $100 $0

Actual Projection

2008 2009 2010 2011 2012 2015

Group Life and TPD1 Group Disability Individual Life, Critical Illness, and TPD1 Individual Disability

1TPD is an acronym for Total Permanent Disability.

Australia and New Zealand 3

Australian Life Reinsurance Market Overview

Reinsurance Market Size and Trend – Individual and Group Premiums

($ Millions)

Individual New Group Total Reinsured

Reinsured Premiums Premiums

324 1,200

1,098

284

990

923

235

193 696

141

Actual Projection

Actual Projection

2009 2010 2011 2012 2013 2009 2010 2011 2012 2013

No. of Cedants 27 28 32 32 32 No. of Cedants 27 28 32 32 32

NMG Consulting, Life & Health Reinsurance Programme 2012

Australia and New Zealand 4

Individual

Drivers of Past Performance

Structural growth embedded in the system masking an increasing industry churn problem Generous underwriting limits and fewer requirements Very complex product designs Competitive direct and reinsurance markets

Actions Underway

Disciplined approach to new business Current portfolio being repriced

Discussing with industry participants to promote product change

Australia and New Zealand 5

Industry-wide Issues

Non-essential product features a risk to profitability

"Comminsure managing director Paul Rayson said the industry had not addressed affordability and pricing issues, which directly affected profitability. 'We need to get better at pricing and offering products that are appropriate'."
Financial Observer, March 22, 2013

AMP profit edges up, but life lapse rates rise

"The result reflects the challenging economic environment, with industry lapse rates at their highest in a decade, AMP says."
Insurance News, February 25, 2013

Suncorp suffers life lapses

"Suncorp has blamed lower life insurance profits on lapses due to tough economic conditions – a problem it says affects the entire industry."
Insurance News, February 25, 2013

Rising insurance claims hit NAB

"Rising disability claims and lapse rates have reduced NAB Wealth's retained profits and capital in its life insurance business."
Insurance News, February 11, 2013

RGA 40th ANNIVERSARY
Australia and New Zealand 6

Group

Drivers of Past Performance

Very competitive direct and reinsurance markets Generous underwriting limits and fewer requirements Three-year premium guarantees Weakening claims experience Long and lengthening reporting delays Large U.S. GAAP claim reserves on current assumptions

Actions Underway

Strengthened reserves

Disciplined approach to new business Continual repricing of the portfolio Increasing frequency of experience studies

Discussing with industry participants to promote product change

Australia and New Zealand 7

Australian Group Market

Net Industry Profitability 2009-2012

Net Profit/Premium (%)

14% 12% 10% 8% 6% 4% 2% 0% -2% -4% -6%

2009 2010 2011 2012

Life and TPD Disability Income

Quarterly Life Insurance Performance Statistics

Australian Prudential Regulatory Authority. March 2009 to December 2012

Australia and New Zealand 8

Industry-wide Issues

Why life insurance is tipped to cost more and more

Daily Telegraph, 16 January 2013

Warning on group insurance price pressures

Money Management, 4 December 2012

“An industry report saw average premium increases in group of about 20%, which shows the industry is starting to move before becoming more sustainable.”

Ian Laughlin

Australian Prudential Regulatory Authority,

21 March 2013

Australia and New Zealand 9

Summary

Significant component of RGA (following appreciation of AUD)

Disappointing financial results since Q4 2010

Steps underway to improve profitability Modest profits expected in the interim

Current challenges in key market segments, but good medium to long-term growth prospects

Australia and New Zealand 10

U.S. Traditional

Anna Manning

Executive Vice President, Head of U.S. Markets

Reinsurance Group of America, Incorporated | Thursday, May 23, 2013

Overview

Key Messages

Stable long-term financial results, some short-term volatility Strong profitability despite an underperforming business era Substantial value embedded in the in-force Measured and disciplined product diversification Premier reinsurer, focused on client needs Facultative leadership Market-leading services, capabilities, expertise and innovation

($ Millions) Pre-tax Operating Income1

$500

$400

$300

$200

$100

Actual Projection

$-

2008 2009 2010 2011 2012 … 2015

Individual Mortality LTC Group

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Solid earnings

U.S. Traditional 2

Financial Results – U.S. Traditional

Pre-tax Operating Income1

($ Millions) ($ Millions)

$190 $380

$150 $300

$110 $220

Quarterly $70 $140 Annual

$30 $60

($10) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 ($20)

2008 2009 2010 2011 2012

Individual Mortality LTC Group Annual (second axis)

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Long-term stability, some short-term volatility

U.S. Traditional 3

Net Premiums

Strengths

Top-tier market share in all offerings Leader in client satisfaction Strong appetite and capacity for attractive block opportunities Successful product line expansion Consistency in approach to the market

($ Millions) Net Premiums

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

Actual Projection

$-

2008 2009 2010 2011 2012 … 2015

Individual Mortality LTC Group

Moderate growth

U.S. Traditional 4

U.S. Individual Mortality – Reinsurer Consolidation

Individual Ordinary Recurring New Business – Market Share

100% 80% 60% 40% 20% 0%

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

1st 2nd 3rd 4th 5th 6th All Others

Source: Munich American/Society of Actuaries Reinsurance Surveys

Reinsurer consolidation

U.S. Traditional 5

U.S. Individual Mortality – Reinsurance Cession Trends

Individual Ordinary Recurring New Business

($ Billions)

$1,000

$900

$800

$700

$600

$500 15%

12% 11%

$400

11%

20%

$300 12% 17%

$200

$100 22% 23% 24%

22% 26% 22% 20%

$0

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

1st 2nd 3rd 4th 5th All Others

RGA

Source: Munich American/Society of Actuaries Reinsurance Surveys

Pricing discipline in competitive environment

U.S. Traditional 6

U.S. Individual Mortality

Underperforming Era

1999-2004 business is a shrinking portion of the book Impact of this business on the overall book has reached bottom and is expected to gradually diminish Future impact further tempered by continued new business

Claims Study Experience for 1999-2004 Era Business1

($ Billions)

$1.2

$0.6

Actual Projection

$0.0

2007 2008 2009 2010 2011 … 2017 … 2022

Original Pricing Experience

Premiums by Era

2012

Pre-

1999 1999-

2004

2005+

Projected 2022

Pre-

1999 1999-

2004

2005+

1Experience study results on approximately 85% of era business.

U.S. Traditional 7

Value Embedded in In-force

Actuarial Liabilities – U.S. GAAP vs. Best

Estimate

($ Millions) (In-force as of December 31, 2012)

$6,000

$5,000 Considerable

projected future

value

$4,000

US GAAP Liabilities

Best Estimate Liabilities

$3,000

$2,000

$1,000

$0

U.S. Traditional 8

Differentiation from Competition

Relationship Service Innovation Technical Expertise

Client and industry Responsiveness Product offerings Capacity recognition Competitive offers Underwriting Underwriting

(Flaspöhler, NMG,

Best’s Review) Special programs Services specialties

Strong multilevel Administration Research and Industry participation client relationships Claims partnership development Actuarial insights

Client outreach Education and Technology

and focus training Use of big data

Consistent

philosophies

U.S. Traditional 9

Premier Capabilities

Factor Advocate Scores

Medical Underwriting Capabilities 80.3%

24.0%

Financial Value 51.3%

22.9%

Financial Security 76.1%

35.9%

Strong Client Orientation 63.0%

22.2%

Leading Expertise & Market Knowledge 73.3%

21.5%

Leading Actuarial Product Development Expertise 62.4%

11.9%

Timely Service 69.1%

30.1%

High Quality Risk Management Service 60.7%

30.9%

Effective Training Courses and Seminars 66.2%

1.3%

Strong Claims Handling Ability 70.3%

37.1%

Capital Management & Reserve Financing Solutions 57.8%

-0.3%

RGA All Reinsureri s ranceMeanMean

Source: 2013 Flaspöhler Cedant Survey (Life—North America)

RGA outperforms across a range of capabilities

U.S. Traditional 10

Market Leader in Client Satisfaction

Client Advocate ScoreTM RGA

A

RGA Scores B

2013: 49.1%

2011: 45.6% C

2009: 50.2%

D

E

F

G

H

I

J

K

L

-100.0% -80.0% -60.0% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0%

Source: 2013 Flaspöhler Cedant Survey (Life—North America)

RGA ranks Best Overall Life Reinsurer in 5 consecutive surveys

U.S. Traditional 11

Research

Our research benefits our clients and the industry

U.S. Traditional 12

Innovation

Market Expansion

Market Innovation Challenge

2012 2013

U.S. Traditional 13

Summary

Stable financial results over time are expected to

continue, moderate growth 4%—6%

Significant value embedded in the in -force

Pricing discipline and approach is consistent across

product lines

Facultative underwriting leader

Product expansion has better matched our offerings to

our clients’ and will continue to contribute to growth and

risk diversification

Capabilities, expertise and innovative culture are

leveraged to benefit our clients and the industry,

recognizing our success results from theirs

Quality and breadth of these capabilities continue to

differentiate us and are well recognized by clients and

industry groups

U.S. Traditional 14

International Markets and Operations

Allan O’Bryant

Executive Vice President, Head of International Markets and Operations

Reinsurance Group of America, Incorporated | Thursday, May 23, 2013

Overview

Substantial presence in almost every market where our

multinational clients have significant operations Canada

Ireland

United Kingdom

Netherlands

Poland

Germany

France

Italy

United States

China

Japan

South Korea

Spain

Taiwan

Hong Kong

United Arab Emirates

India

Malaysia

Bermuda

Barbados

Australia

New Zealand

Mexico

South Africa

Brazil

Global leader serving multinational and domestic clients in more than 60 countries

International Markets and Operations 2

Overview

Key Messages

Continued growth from strong mortality

competencies expanding into living

benefits products

Emerging opportunities in existing and

new markets

Growth in segments such as longevity

reinsurance, underwritten annuities, block

acquisitions and nontraditional

reinsurance

Driven to be the most customer-focused

and innovative reinsurer with the largest

market share

Deep, long-term relationships with

multinational clients

Expertise that can be leveraged worldwide

International Markets and Operations 3

Financial Results—International

Pre-tax Operating Income1

($ Millions) ($ Millions)

$70 $140

$60 $120

$50 $100

$40 $80

Quarterly $30 $60 Annual

$20 $40

$10 $20

$0 $0

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2008 2009 2010 2011 2012

ESA Quarterly Asia Quarterly Total International Annual (second axis)

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Excludes Australia.

International Markets and Operations 4

Distribution of Business

2012 Premium Distribution by Product Type

ESA Asia

18.3% 16.3%

17.0%

13.0%

0.9% 2.3%

57.0%

51.3%

12.4% 11.4%

Individual Life Critical Illness Individual Life Critical Illness

Longevity Individual Living Benefits Individual Living Benefits Group

Group Other

Total Premium: $1,326 million Total Premium: $579 million

Figures exclude premium ceded to IRP; Asia excludes Australia.

International Markets and Operations 5

Market Growth Potential

Individual Business

12-Month Reinsurance Growth Outlook

40%

36%

35%

32%

30%

25%

22%

20%

16%

15%

15%

12%

11% 11% 11%

10%

10%

5%

0%

Vietnam Indonesia Sri Lanka Gulf Australia Malaysia Netherlands Thailand Philippines India

Corporation

Council

Source: NMG Consulting. Cession grow th. Outlook in local currency in nominal terms.

International Markets and Operations 6

Market Growth Potential

Group Business

12-Month Reinsurance Growth Outlook

30%

25%

25%

21%

20%

20% 19% 19%

15%

12% 12%

11%

10% 10%

10%

5%

0%

Gulf Vietnam Sri Lanka Malaysia Indonesia U.K. India Scandinavia South Africa Central and

Corporation Eastern Europe

Council

Source: NMG Consulting. Cession grow th. Outlook in local currency in nominal terms.

International Markets and Operations 7

Asia Operations

International Markets and Operations 8

Asia1 Operations

Key Messages

Strong profitability from

diverse lines of business Pre-tax Operating Income2

Innovative product ($ Millions)

development a key value $200

creator

Global Financial $150

Solutions opportunities

expanding from Japan

into other Asian markets $100

$50

Actual Projection

$0

2008 2009 2010 2011 2012 2015

1Excludes Australia and Corporate Overhead.

2Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

International Markets and Operations 9

Asia1 Operations

Key Messages

Leading franchise and

footprint in Asia Net Premiums

($ Millions)

Ranked #1 in NMG

$1,000

survey and named “Life

Reinsurer of the Year” by

the Asia Insurance $800

Industry Awards

Demographic changes $600

and increase in individual

wealth creating the $400

fastest growing insurance

market globally $200

Actual Projection

Advanced e-underwriting

platform meets local $0

market demands for 2008 2009 2010 2011 2012 2015

underwriting expertise

1Excludes Australia.

International Markets and Operations 10

Asia Operations

2012 Net Premiums 2011/2012 Annual 4-year 2011/2012 Fee

Market ($ Millions) Premium Growth CAGR Income Growth

Japan 151.1 -17.7% -5.6% 16.3%

South Korea 170.4 -3.8% -5.8% —

Hong Kong and

Southeast Asia 177.5 41.5% 21.7% —

Taiwan 78.0 11.0% 4.6% -2.1%

China 2.3 21.1% 36.8% —

TOTAL ASIA 579.3 3.8% 1.2% 13.4%

Australia 771.0 3.4% 14.6% —

TOTAL ASIA PACIFIC 1,350.3 3.5% 7.8% 13.4%

International Markets and Operations 11

In Focus: Japan Market

International Markets and Operations 12

Japan

Overview

Second-largest insurance market in the world with

premium in-force of Ą36 trillion1

RGA established in Japan in 1996, and now a

trusted brand

RGA has largest and strongest team based in Japan

Japan historically slow in adopting underwriting,

product and risk management ideas that have been

successful in other Asian markets

Established strong facultative proposition through which

we’ve been able to build partnerships

Insurance market is at turning point regarding use of

reinsurance; gradually opening up to external forces

due to recent IPOs of several large companies and as

they internationalize and expand overseas

RGA’s recent successes position it well for continued

growth in market penetration

1The Life Insurance Association of Japan.

International Markets and Operations 13

Market Challenges and RGA’s Solutions: Japan

Market RGA’s Solutions

Challenges/Opportunities

Many insurers digitizing Provide e-underwriting to allow customers to instantly front-end process to remain

competitive issue insurance and reduce costs

Insurers struggling to grow as Develop ideas for living benefit and annuity products that will help fuel growth; strong capabilities in these products population ages in Asia and worldwide

Japanese insurers actively Provide expertise and reinsurance structures to assist with exploring M&A opportunities

overseas M&A activity and leverage knowledge of Asian markets

Interest rates at all-time lows, Offer capital-based solutions that help manage clients’

making savings products difficult risks in this environment

Insurers offering products with Use global knowledge to help clients understand which long-term guarantees risks are appropriate for long -term guarantees

International Markets and Operations 14

RGA’s Strengths: Japan

Strengths

Facultative leader in the market, Facultative Cases Received creating opportunities to increase 60,000

traditional business

Entered into a treaty with one of the 50,000

largest domestic insurers

40,000

Expect to have 10 clients using or

implementing RGA’s e-underwriting 30,000

technology, AURA, by end of 2013;

in exchange for use of technology

and rules expertise, RGA negotiates 20,000

reinsurance

10,000

Largest life reinsurance underwriting

staff in Japan provides support 0

2007 2008 2009 2010 2011 2012

A strong local team filled with innovative ideas

International Markets and Operations 15

RGA’s Strengths: Japan

Strengths

Great depth of experience in executing

capital-motivated transactions

First transaction was completed in

1996 with consistent growth since

2012 was strongest year in

providing capital solutions;

continued growth projected

Driver of new products in the market

First product development deal of

the year has just been approved by

regulators, and several others are

expected in 2013

Insurers are following the trend in

rest of Asia to use reinsurers for

purposes of product development

International Markets and Operations 16

Opportunities for Growth: Japan

Opportunities

Global Financial Solutions

Underwriting

Product Development

RGA is best positioned to continue the creation of an emerging reinsurance market

International Markets and Operations 17

In Focus: Hong Kong and

Southeast Asia Markets

International Markets and Operations 18

Hong Kong and Southeast Asia

Overview

Hong Kong office opened in 1994 and covers Hong Kong

and the ASEAN region

Fastest-growing RGA operation with increasing margins

Leading market share and leader in NMG BCI index with

the largest client footprint

Facilitating the boom in protection products sold in this

region as insurers seek greater margins

Providing products to the fast-emerging middle class of

ASEAN countries and the fast-growing number of

millionaires in Hong Kong/Singapore and the rest of the

region; continued leadership in the High Net Worth market

Completed first GFS transaction with a strong pipeline for

future transactions

International Markets and Operations 19

Market Challenges and RGA’s Solutions: Hong Kong and Southeast Asia

Market Challenges/ RGA’s Solutions

Opportunities

Shift from savings products to Provide market-leading product development, capital and protection products to increase underwriting solutions to help clients launch innovative margins products through a simple underwriting process

Less available capital support Leveraging our strong team, strong footprint and relationships, we provide multinationals with innovative

from parent companies capital solutions that differ from what the banks can provide

High Net Worth individuals Pioneer and leading provider of reinsurance to this market segment, tailoring products and underwriting

Pressure to launch products Leverage regional relationships to ensure more standardization, economies of scale, and lower system and

more cost-efficiently administration costs

Rapid growth in middle class Provide medical, critical illness and life products with simplified underwriting processes

Lack of risk management talent GUM underwriting manual and GULF training system to build relationships and strengthen the industry

International Markets and Operations 20

RGA’s Strengths: Hong Kong and Southeast Asia

Strengths

The largest and most experienced Local Managing Director responsible for leadership team in the region driven by all lines of business and solutions,

the RGA culture of client focus differentiating RGA from its competitors and allowing better packaging of

Strong risk management culture; RGA HK different initiatives to provide better has the largest underwriting, pricing and solutions

corporate actuarial team of all reinsurers

in HK Strong industry participation in both the

actuarial and underwriting professions,

Largest reinsurer in these markets and ensuring RGA is in tune with and helping thus RGA has a competitive advantage in to shape regulatory changes for the terms of availability of client data and betterment of the industry feeding this back into our pricing process

International Markets and Operations 21

Opportunities for Growth: Hong Kong and Southeast Asia

HNWI Population, 2007-2011 by Region1

Opportunities CAGR 2007-2011: 2.1%

% Change Total HNWI Population

Product leadership 12.0 10.1 8.6 10.0 10.9 11.0 0.1 2010-2011

0.1

(Millions) 0.1 0.5

High Net Worth 10.0 0.4 0.1 0.1 0.4 0.5 0.4 0.5 Global 0.8%

0.4 0.5

0.4 3.1 3.2 Africa 3.9%

Products for new middle 8.0 3.1 0.4 3.0

Worldwide Middle East 2.7%

class 6.0 2.6 Latin America 5.4%

Tailored to new markets 3.3 3.1 3.4 3.4 Europe 1.1%

HNWI 4.0 2.7

and distribution channels of North America -1.1%

2.0

Leadership in underwriting, 2.8 2.4 3.0 3.3 3.4 Asia Pacific 1.6%

capital and complete client Number 0.0

2007 2008 2009 2010 2011

solutions

Middle-class Spread2

Size of middle class3, m

Indonesia

Philippines

2004

Thailand 2009

20144

Vietnam

1Chart numbers and quoted percentages may not add up due to rounding. Malyasia

1Capgemini Lorenz Curve Analysis, 2012.

2Nomura; World Bank; CEIC. 0 50 100 150

3$3,000 annual household disposable income.

4Forecast.

RGA’s broad product solutions ensure long-term, consistent and fast growth

International Markets and Operations 22

Europe and South Africa Operations

International Markets and Operations 23

Europe and South Africa Operations

Key Messages

Stable, long-term ($ Millions) 1

performance from Pre-tax Operating Income

traditional business despite $150

some claims volatility

Mortality lines becoming

highly commoditized

$100

Strategic product and

geographic diversification

$50

Actual Projection

$0

2008 2009 2010 2011 2012 2015

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

International Markets and Operations 24

Europe and South Africa Operations

Key Messages

Strong client focus Net Premiums

($ Millions)

demonstrated by #1 rank $2,000

in NMG survey

Stable growth resulting

from diversification $1,500

Economic pressures and

uncertainty create capital- $1,000

motivated opportunities

$500

Actual Projection

$0

2008 2009 2010 2011 2012 2015

International Markets and Operations 25

Europe and South Africa Operations

2012 Net Premiums 2011/2012 Annual 4-year 2011/2012 Fee

Market ($ Millions) Premium Growth CAGR Income Growth

U.K. 803.6 6.4% 10.7% —

Continental Europe 278.0 27.8% 38.8% 5.0%

South Africa 114.5 2.1% 16.8% 22.2%

Middle East 19.1 -23.6% ——

Latin America 34.1 16.0% 16.4% —

India 59.2 7.2% 35.8% —

TOTAL EUROPE AND

SOUTH AFRICA 1,308.5 9.5% 16.6% 13.2%

International Markets and Operations 26

In Focus: U.K. and Ireland Market

International Markets and Operations 27

U.K. and Ireland

Overview

Third-largest insurance market in the world; highly

complex and sophisticated

Significant consolidation of direct insurers, with 10 now

representing 95% of new business

RGA established in the U.K. in 1998

RGA’s market position: 2nd for new business, 3rd for

in-force

Insurers on average cede 80% of their mortality and

morbidity risk to reinsurers; percentage likely to remain

at this level

Traditional reinsurance market is highly price-driven

and has become commoditized

Annuity reinsurance market has grown significantly as

pension funds de-risk

Delay in Solvency II creates opportunities for

capital-motivated transactions

International Markets and Operations 28

Market Challenges and RGA’s Solutions: U.K. and Ireland

Market RGA’s Solutions

Challenges/ Opportunities

Insurers focus attention on AURA provides on-line guaranteed quotes via a web portal underwritten annuity market for five of the top U.K. insurers

Insurers considering releasing

capital as they prepare for Longevity swap capability and capital release transactions

Solvency II or invest in new

markets

Use of new media and distribution Introducing e-underwriting and predictive modeling to techniques to sell to new market speed up this purchase cycle and identify those lives who segments represent the best risks

New “brand assurers” entering the Provision of an “out of the box” solution to provide insurance underwriting, claims and risk to non-insurance-

market based brands entering the market

Acquire or advise on sale and/or restructuring of

Insurers restructuring companies or closed blocks that are strategically no longer central to future business models

International Markets and Operations 29

RGA’s Strengths: U.K. and Ireland

Strengths

Overall “Business Capability Index” is AURA provides a unique e -annuity best in the U.K. market (#1 NMG 2009, underwriting platform

2010, 2011 and 2012) Global Financial Solutions

Underwriting philosophy, manual and Strong reputation and significant people are rated #1 (Client Satisfaction deal flow in longevity de-risking of

Survey 2012) insurers

Recognized leader of innovation Since 2009, written over Ł 8 billion

RGA developed impaired and of high-margin longevity swaps, Ł 2 underwritten annuities and is the billion in 2012

market leader Global Acquisitions

Established Innovation Centre Opportunities with insurers, private

Invest in creative products and equity and investment banks in ideas, such as short-term income solving some of the issues laid bare protection and leading living benefit by the financial crisis products, critical illness

International Markets and Operations 30

Opportunities for Growth: U.K. and Ireland

Opportunities

Underwritten annuities Underwritten Annuity Sales1

(Ł Billion)

Longevity 5

Acquisitions 4.5

4

Group risk

3.5

New products, services 3

and business models

2.5

Financial reinsurance 2

1.5

1

0.5

0

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

1Tow ers Watson

International Markets and Operations 31

International Markets and Operations: Summary

Leverage global expertise and discipline to develop innovative solutions to meet local needs

Focus on clients leads to strong partnerships that result in client-centric solutions

Global experience, strength and capabilities are recognized by clients and industry groups

Continue to build existing and new markets on core actuarial and underwriting expertise

Product development strengthens relationships with clients and enhances RGA value allowing for higher margins

Capital-motivated solutions and block acquisition capabilities meet opportunities generated by changing regulatory and

economic environment

International Markets and Operations 32

Financial Overview

Jack B. Lay

Senior Executive Vice President and Chief Financial Officer

Reinsurance Group of America, Incorporated | Thursday, May 23, 2013

Financial History

Long, consistent track record of producing strong financial results

13% 5-year average 10% premium

operating ROE1 5-year CAGR

6% operating EPS1 10% BVPS (ex-AOCI)1

5-year CAGR 5-year CAGR

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Financial Overview 2

Intermediate Guidance1

5%— 8% top- and bottom-line annual growth

11% —12% annual operating ROE

Key assumptions

Continued low interest rate environment

Moderate levels of capital deployment

Generation of $200—$300 million excess capital annually

1Reminder of guidance provided January 31, 2013; not intended to be an update to intermediate guidance.

Financial Overview 3

Consolidated Operating Income per Share1

$10.00

$9.00

$8.00

$7.00

$6.96

$6.00 $6.55

$6.23

$5.69

$5.00 $5.51

$4.00

$3.00

$2.00

$1.00

$-

2008 2009 2010 2011 2012 … 2015

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Financial Overview 4

Low Interest Rate Environment

Earnings impact is manageable if new money rates

remain constant

Estimated adverse impact of $0.20—$0.30 per share

in 2013

Diminishing effect over next three years

If rates remain low for five years:

No balance sheet charges expected

Capital flexibility maintained

Continued drag on earnings

Financial Overview 5

Investment Portfolio

Appropriately positioned Average Quarterly Portfolio Yields 1 portfolio 6.00%

5.00%

Stable asset classes

4.00%

No drastic changes to asset 3.00%

profile/mix

2.00%

Average portfolio yields1 1.00%

2011 5.28% 0.00%

2011 2012 2013

2012 4.98%

Q1 2013 4.83%

1Excludes funds w ithheld and other spread related business.

Financial Overview 6

Capital Management Philosophy

Maintain solvency

Maintain liquidity at holding company and operating companies

Maintain desired rating levels

Credit

Financial strength

Meet regulatory capital requirements of operating companies

Maintain efficient capital base for attractive returns

Optimal mix of debt, equity and hybrid securities

Provide flexibility to take advantage of business opportunities

Financial Overview 7 7

Five-year Capitalization Trend

(Excluding Other Comprehensive Income)

($ Millions)

$8,000 80%

$7,000 $6,754 70%

$6,617

$719

$719

$6,000 60%

$5,615 Hybrid Capital

$5,249 $319 $1,097 $1,097 Debt

$5,000 $4,722 $478 50% Shareholders’ Equity

$1,096 $4,938 Debt to Total Capital

$478 $4,801

$4,055 $898 Hybrid to Total Capital

$4,000 40%

$558 $897 $4,201

$3,873

$519

$3,000 30%

$3,347

$2,978

$2,000 16.2% 20%

$1,000 10%

10.6%

$0 0%

2008 2009 2010 2011 2012 1Q13

$492 million Timberlake Notes/collateral finance facility not included in figures above.

Financial Overview 8

Current Capital Structure1

t is a flexible, yet permanent

Excess Capital

8% onent of RGA’s capital

cture

Hybrid Capital

11% ropriate laddering of debt

urities

Shareholders’ erage and leverage ratios

Debt Equity 65% (ex-AOCI) n target limits

16%

t and hybrid capital within

68%

et limits

proximate capacities

Debt $ 300 million

Hybrids $ 300 million

1Excludes accumulated other comprehensive income. Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.

Financial Overview 9

Debt and Hybrid Maturities

Efficient Laddering of Debt and Hybrid Securities

($ Millions)

$450

$400

$350

$300

$250 2022 2022 in 2015

in in

$200

$150 —

rate rate rate —floating floating to floating

to——

—to

$100 Fixed Fixed Fixed Fixed Fixed— Fixed

$50 625% 45% 00% 2% 2% 75%

5 6 5 6 6

$0 6

2017 2018 2019 2020 2021 2042 2065

Senior Notes Hybrid Securities

Financial Overview 10

Capital Management Status

Excess capital: $500—$600 million

(target cushion roughly

Organic Block/M&A Shareholde Share

$300 million) Growth Transaction Dividends Repurchases

Funds at holding company: $600

million (target minimum approx. Holding Company Liquidity

$300 million)

Typically expect to generate $200—$300 million excess capital annually

Significant shareholder dividend increases over past five years

Continually evaluate dividend levels

Authorization in place to purchase up to $300 million in shares ( $100 million purchased to date)

Balanced approach, considers opportunities to deploy or return excess capital

Ongoing attention to efficient capital management

Financial Overview 11

Block and M&A Opportunities

Hard to predict rate of deployment (timing, size)

Large opportunities may require access to

capital markets

Strong track record of ability to raise capital

Transaction capacity potentially up to $1 billion

without raising equity capital

Pricing must reflect current market dynamics

Transactions typically expected to be accretive on

a rational capital basis

Stock buybacks are an alternative use of capital

Financial Overview 12

2013 Excess Capital Guidance

($ Millions) Excess Capital Roll Forward

$1,400

$1,200

$1,000 ($230)

$550

$800 ($200)

($70) $650

$600

$600

$400

$200

$0

2012 Generated Required Share Shareholder 2013

Capital Capital Repurchases Dividends

Reinsurance Operations Capital Management

Financial Overview 13

RGA is a Unique Insurance Investment Opportunity

Different risk profile, focus and approach

Strong and stable ROEs

Lower asset leverage

Lower equity and interest rate sensitivity

Mortality focus – more predictable than equity

and interest rate movements

Built-in, long-term, high-quality earnings

Generally, better performance during recent

difficult economic times

Opportunity to diversify within the insurance space

Financial Overview 14

Consistent, Stable Operating Results

5-year Operating Trend Operating

RGA Stock Income per

Price Share1

$70.00 $ 8.00

$60.00 $ 7.00

$ 6.00

$50.00

$ 5.00

$40.00

$ 4.00

$30.00

$ 3.00

$20.00

$ 2.00

$10.00 $ 1.00

$0.00 $ 0.00

2008 2009 2010 2011 2012

Operating ROE1 14% 13% 13% 12% 12%

RGA stock price 2008 – May 7, 2013 Operating Income per Share1

1Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. 5-year average operating ROE1 13%

Financial Overview 15

RGA: An Attractive Investment Opportunity

Strong performance track record

Efficient mix of mature and growing businesses

Experienced management team

Balanced capital management strategy

Strong international growth prospects

Footprint virtually complete; leverage operations

going forward

Stable premium and profit flows from a large portfolio

of risks for years to come

Active block transaction environment expected to persist

Financial Overview 16

Appendix

Reconciliation of Non-GAAP Measures

Reinsurance Group of America, Incorporated | Thursday, May 23, 2013

Financial Performance

Reconciliation of Pre-tax Income to Pre-tax Operating Income ($ Millions)

U.S. TRADITIONAL OPERATIONS

2008 2009 2010 2011 2012

GAAP Pre-tax Income—Cont Ops 216.2 246.0 377.7 364.0 368.1

Realized Capital (Gains) / Losses 71.9 83.9 (24.8) (41.8) 0.4

Change in MV of Embedded Derivatives (1) ——— (2.4) 2.0

Pre-tax Operating Income 288.1 329.9 352.9 319.8 370.5

ASSET INTENSIVE—U.S. & INTERNATIONAL

2008 2009 2010 2011 2012

GAAP Pre-tax Income—Cont Ops (171.8) 42.3 143.0 37.0 235.6

Realized Capital (Gains) / Losses (1) 5.1 6.4 (4.7) 1.8 (79.8)

Change in MV of Embedded Derivatives (1) 191.1 2.2 (63.2) 31.4 (45.7)

Pre-tax Operating Income 24.4 50.9 75.1 70.2 110.1

FINANCIAL REINSURANCE—U.S. & INTERNATIONAL

2008 2009 2010 2011 2012

GAAP Pre-tax Income—Cont Ops 20.0 32.0 37.0 48.0 64.9

Realized Capital (Gains) / Losses 1.0 ————

Pre-tax Operating Income 21.0 32.0 37.0 48.0 64.9

(1) Net of DAC offset

Appendix 2

Financial Performance

Reconciliation of Pre-tax Income to Pre-tax Operating Income ($ Millions)

LONGEVITY—U.S. & INTERNATIONAL

2008 2009 2010 2011 2012

GAAP Pre-tax Income—Cont Ops 0.1 7.6 15.6 25.7 27.9

Realized Capital (Gains) / Losses ——— (0.4) 0.6

Pre-tax Operating Income 0.1 7.6 15.6 25.3 28.5

CANADA OPERATIONS

2008 2009 2010 2011 2012

GAAP Pre-tax Income—Cont Ops 97.2 106.2 121.7 165.0 187.0

Realized Capital (Gains) / Losses 5.0 (18.5) (8.7) (21.8) (27.7)

Pre-tax Operating Income 102.2 87.7 113.0 143.2 159.3

EUROPE & SOUTH AFRICA OPERATIONS

2008 2009 2010 2011 2012

GAAP Pre-tax Income—Cont Ops 55.9 38.6 72.1 83.1 73.9

Realized Capital (Gains) / Losses 8.7 (1.3) (2.6) (6.0) (11.5)

Pre-tax Operating Income 64.6 37.3 69.5 77.1 62.4

ASIA PACIFIC OPERATIONS

2008 2009 2010 2011 2012

GAAP Pre-tax Income—Cont Ops 76.6 72.2 73.9 42.2 45.4

Realized Capital (Gains) / Losses 2.7 1.0 (5.0) (3.1) (8.1)

Pre-tax Operating Income 79.3 73.2 68.9 39.1 37.3

(1) Net of DAC offset

Appendix 3

Financial Performance

Reconciliation of Pre-tax Income to Pre-tax Operating Income ($ Millions)

RGA CONSOLIDATED

2008 2009 2010 2011 2012

GAAP Pre-tax Income—Cont Ops 239.0 540.6 806.2 763.6 919.2

Realized Capital (Gains) / Losses (1) 118.1 69.3 (76.1) (101.5) (129.5)

Change in MV of Embedded Derivatives (1) 206.7 21.4 (30.7) 74.7 (43.7)

Gain on Debt Repurchase — (38.9) — (65.6) —

Loss on Retirement of PIERS ——— 4.4 —

Pre-tax Operating Income 563.8 592.4 699.4 675.6 746.0

2008 2009 2010 2011 2012

GAAP After-tax Income—Cont Ops 160.2 373.0 535.7 546.0 631.9

Realized Capital (Gains) / Losses (1) 77.0 42.5 (50.3) (69.2) (87.1)

Change in MV of Embedded Derivatives (1) 134.4 14.0 (20.0) 48.6 (28.4)

Gain on Debt Repurchase — (25.3) — (42.6) —

Loss on Retirement of PIERS ——— 2.8 —

After-tax Operating Income 371.6 404.2 465.4 485.6 516.4

CONSOLIDATED EPS RECONCILIATION 0.32970711 0.3100259 0.33552468 0.28496595 0.3125544

Per Diluted Share Basis

2008 2009 2010 2011 2012

GAAP Net Income $ 2.45 $ 5.09 $ 7.17 $ 7.37 $ 8.52

Realized Capital (Gains) / Losses (1) 1.19 0.57 (0.67) (0.94) (1.18)

Change in MV of Embedded Derivatives (1) 2.05 0.20 (0.27) 0.65 (0.38)

Gain on Debt Repurchase — (0.35) — (0.57) —

Loss on Retirement of PIERS ——— 0.04 —

Operating EPS from Cont. Operations $ 5.69 $ 5.51 $ 6.23 $ 6.55 $ 6.96

(1) Net of DAC offset

Appendix 4

Financial Performance

Stockholders’ Equity Reconciliation ($ Millions)

2008 2009 2010 2011 2012

GAAP Stockholders’ Equity $2,435.9 $3,639.8 $4,765.4 $5,818.7 $ 6,910.2

FAS 115 Equity Adjustment (553.4) 104.5 651.4 1419.3 1,877.6

Foreign Currency Adjustment 26.0 204.0 255.3 229.8 267.5

Unrealized Pension (14.7) (16.1) (14.6) (31.0) (36.2)

Equity Excluding OCI $ 2,978.0 $ 3,347.4 $ 3,873.3 $ 4,200.6 $ 4,801.3

GAAP Stockholders’ Average Equity $ 2,728.6 $ 2,963.5 $ 4,254.6 $ 5,140.1 $ 6,328.0

FAS 115 Average Equity Adjustment (76.8) (266.3) 462.4 914.6 1,636.9

Foreign Currency Adjustment 156.4 104.7 218.1 249.1 252.3

Unrealized Pension (9.4) (14.6) (15.7) (17.4) (31.2)

Average Equity Excluding OCI $ 2,658.4 $ 3,139.7 $ 3,589.8 $ 3,993.8 $ 4,470.0

Operating ROE—GAAP Stockholders’ Equity 14% 14% 11% 9% 8%

Operating ROE—Excluding OCI 14% 13% 13% 12% 12%

Book Value per Share Reconciliation

Revised for DAC Restatement (2006—2011 only) 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002

Book value per share $ 93.47 $ 79.31 $ 64.96 $ 49.87 $ 33.54 $ 48.70 $ 43.64 $ 41.38 $ 36.50 $ 31.33 $ 24.72

Less: effect of FAS 115 25.40 19.35 8.88 1.43 (7.62) 5.05 5.46 5.92 3.92 2.74 2.08

Less: effect of CTA 3.62 3.13 3.48 2.80 0.35 3.43 1.77 1.40 1.50 0.86 0.01

Less: effect of Pension Benefit (0.50) (0.42) (0.20) (0.22) (0.20) (0.14) (0.18) — —— -

Book value per share excluding OCI $ 64.95 $ 57.25 $ 52.80 $ 45.86 $ 41.01 $ 40.36 $ 36.59 $ 34.06 $ 31.08 $ 27.73 $ 22.63

Periods prior to 2006 not restated for 2012 DAC accounting change.

Appendix 5